UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2015

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On December 11, 2015, Wells Fargo Bank, National Association, acting in its capacity as Trustee of the 7.5% Senior Secured First Lien Notes Due 2019 of Offshore Group Investment Limited (“OGIL”), which notes Vantage Drilling Company (the “Company”) has guaranteed, filed a winding up petition for the Company (the “Petition”) under the laws of the Cayman Islands (the “Cayman Proceeding”) in the Grand Court of the Cayman Islands, Financial Services Division. The Petition requests, among other things, that (i) the Company be wound up in accordance with Cayman Islands law and (ii) liquidators be appointed for the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2015, OGIL entered into Second Amended and Restated Employment and Non-Competition Agreements (the “Employment Agreement Amendments”) with each of Paul A. Bragg, Douglas W. Halkett, Douglas G. Smith, and William L. Thomson (collectively, the “Executive Officers”). Each such individual previously had an employment agreement with the Company upon substantially the same terms and conditions. These amended agreements contain the following new provisions: (i) change of control benefits for each individual if certain criteria, set forth in such employment agreements, are met (which benefits are identical to previous benefits provided under the Company’s change of control policy) and (ii) a release of any claims an individual may have against the Company.

The following provides a brief description of the material terms of the agreements:

•	Mr. Bragg will receive a base salary at the annual rate of $595,000 and will be eligible to earn an annual cash bonus in such an amount as is determined by the compensation committee of the board. The base term of employment is set to expire on July 15, 2017 and will be automatically extended by one-year terms unless either party provides ninety days prior written notice.

•	Mr. Halkett will receive a base salary at the annual rate of $430,000 and will be eligible to earn an annual cash bonus in such an amount as is determined by the compensation committee of the board. The base term of employment is set to expire on July 15, 2016 and will be automatically extended by one-year terms unless either party provides ninety days prior written notice.

•	Mr. Smith will receive a base salary at the annual rate of $318,000 and will be eligible to earn an annual cash bonus in such an amount as is determined by the compensation committee of the board. The base term of employment is set to expire on July 15, 2016 and will be automatically extended by one-year terms unless either party provides ninety days prior written notice.

•	Mr. Thompson will receive a base salary at the annual rate of $285,000 and will be eligible to earn an annual cash bonus in such an amount as is determined by the compensation committee of the board. The base term of employment is set to expire on July 15, 2016 and will be automatically extended by one-year terms unless either party provides ninety days prior written notice.

On December 2, 2015, each of the Executive Officers entered into an Indemnity Agreement (the “Indemnity Agreement”) with OGIL in form and substance similar to the Indemnity Agreement each such officer has previously entered into with the Company.

The foregoing description of the Employment Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement Amendments, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Form 8-K. The foregoing description of the Indemnity Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnity Agreement, a copy of which is filed as Exhibit 10.5 to this Form 8-K.

Item 7.01.	Regulation FD Disclosures.

The information set forth above in Item 1.03 of this Form 8-K is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”). The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to the Company’s plans, goals, strategies, intent, beliefs and current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements reflect the Company’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Items contemplating or making assumptions about the Company’s industry, business strategy, goals, expectations concerning the Company’s market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information also constitute such forward-looking statements. You should not place undue reliance on these forward-looking statements.

These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). The Company’s actual results could differ materially from those anticipated in these forward-looking statements.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Cayman Proceeding is highly speculative and poses substantial risks. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Item 8.01.	Other Events.

Effective November 10, 2015, Vantage Drilling Company appointed Nicolas J. Evanoff as Vice President, General Counsel and Corporate Secretary.

Prior to his appointment, Mr. Evanoff was Senior Vice President and General Counsel of Erin Energy Corporation, an independent oil and gas exploration and production company. From September 2007 to September 2011, he served as Senior Vice President and General Counsel of Frontera Resources Corporation, and from 2005 to September 2007, he served as Vice President and General Counsel of Transmeridian Exploration Incorporated. From 1997 to 2004, he held senior legal and executive positions with two international drilling contractors, Pride International Inc., where he was Vice President-Corporate & Governmental Affairs, and Transocean Ltd., where he was Associate General Counsel and General Counsel, Asia & Middle East. Mr. Evanoff began his legal career with Baker Botts L.L.P. in Houston, Texas, where he practiced corporate and securities law from 1992 to 1997. Mr. Evanoff holds a B.S. in Chemical Engineering from Texas A&M University and a J.D. from the University of Houston Law Center, and studied law at the University of Kiel in Germany under a Fulbright Grant.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Paul A. Bragg, dated December 2, 2015.

10.2	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas W. Halkett, dated December 2, 2015.

10.3	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas G. Smith, dated December 2, 2015.

10.4	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and William L. Thomson, dated December 2, 2015.

10.5	Form of Indemnity Agreement entered into by Offshore Group Investment Limited with its executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2015

VANTAGE DRILLING COMPANY

/S/ DOUGLAS G. SMITH
Douglas G. Smith Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Paul A. Bragg, dated December 2, 2015.

10.2	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas W. Halkett, dated December 2, 2015.

10.3	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and Douglas G. Smith, dated December 2, 2015.

10.4	Second Amended and Restated Employment and Non-Competition Agreement between Offshore Group Investment Limited and William L. Thomson, dated December 2, 2015.

10.5	Form of Indemnity Agreement entered into by Offshore Group Investment Limited with its executive officers.